Investor Update June 2009 Exhibit 99.1

Forward-Looking Statements
2
This presentation contains forward-looking statements about Orexigen Therapeutics, Inc. Words such as
“believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “assuming” and similar expressions are intended to identify forward-looking statements. These statements are based on Orexigen’s current beliefs and expectations. These forward-looking statements include statements regarding the efficacy and safety of
Contrave® or Empatic™, the potential to obtain regulatory approval for, and effectively treat obesity with, any of
Orexigen’s product candidates. The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Orexigen’s business, including, without limitation:
the progress and timing of Orexigen’s clinical trials; the potential that earlier clinical trials may not be predictive of future results; the ability for Contrave or Empatic to receive regulatory approval on a timely basis or at all; the potential for adverse safety findings relating to Empatic or Contrave to delay or prevent regulatory approval or commercialization, or result in product liability claims; Orexigen and its licensors may not be able to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidates; and other risks described in Orexigen’s filings with the Securities and Exchange Commission (SEC), including those detailed under the heading “Risk Factors” in Orexigen’s periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private
Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended. Information included herein is based on clinical data the Company has received to date and its evaluation of such data. All conclusions contained herein are subject to and contingent upon additional clinical data being generated by the
Company as well as the evaluation of such data by the FDA and other regulatory agencies.

Opportunity

- Large underserved market
- WW rights intact
- Strong patent protection
- NDA filing in H1'10
- Second obesity candidate in Phase IIb

Conviction

- Promising results to date with combination products
- Mechanistic benefits
- Differentiated profile
- Phase 3 results in Q3'09

Readiness

- Capitalized through filing
- Developing commercialization plan for target rich segments
- Pursuing partnering for broader marketplace

OREXIGEN®

Orexigen : Poised for Transformation from Phase III to a Commercial Biotech

A Great Team that Can Execute on Core Strategies
President & CEO:  Michael Narachi
20 year veteran of Amgen; wide ranging experience including global team leader, Neupogen;
head of corporate strategic planning; head of licensing and business development; COO of
Amgen Biopharma, VP development Japan and UK, GM of anemia business - Epogen and
Aranesp, Cinacalcet
CFO:  Graham Cooper
Director, Healthcare Investment Banking @ Deutsche Bank, Alex. Brown
CMO:  Eduardo Dunayevich, M.D.
Medical Advisor, program phase Neuroscience, Eli Lilly
VP Commercial Affairs: Carol Baum
VP of Marketing, Neurocrine;  Marketing Director, Aventis
SVP Corporate Development:  Jay Hagan
Managing Director, Amgen Ventures; previously head of Corporate Development
SVP Medical Affairs:  Dennis Kim, M.D.
CMO, Enteromedics; Executive Director of Corporate Strategy, Amylin
VP Technical Operations:  Walter Piskorski
VP, Manufacturing, Sepracor
SVP Regulatory Affairs and Product Development, Contrave:  Michael Scaife, Ph.D.
SVP, Global Reg Affairs, Chiron; Nektar; Elan
VP - General Counsel:  Heather Turner, Esq.
Associate General Counsel, Conor Medsystems

Comprehensive, Defensible IP Position with
Exclusivity Beyond the Next Decade
Contrave Empatic
Composition Issued (2025) Issued (2023)
Methods of use Issued (2024) Issued (2023)
In addition:
European Contrave composition/use patent issued (22 EP countries)
US Patent for zonisamide used alone or in combination for obesity issued (2023)
Formulations and packaging patents also in process in the U.S.
Multi-layered patent protection strategy:

Contrave ® Program Overview (bupropion SR / naltrexone SR)

U.S. Obesity Rate
35
30
25
20
15
10
5
0
1976-80
1988-94
1999-00
2001-02
2003-04

1989
1991
1993
1995
1997
1999
2001
2003
2005
2007

OREXIGEN®

What is Driving the Obesity Epidemic?
Obesity rate reflects a change in
environment, not genes
Availability of quick, cheap and
unhealthy foods that are easily
accessible
Emphasizes the need for an
effective therapy that addresses
the behavioral aspects of
consumption, including reward
and reinforcement
%
U.S. Obesity Rates on the Rise
0
5
10
15
20
25
30
35
40
45
50
States with Obesity Rates > 15%
Source:  Centers for Disease Control

Contrave Rational Pharmacology:
Dual Approach Addresses Hypothalamic and Reward Systems
Contrave
combines two well-
established drugs
in a proprietary
sustained release formulation
Bupropion acts on the weight
control circuit by stimulating the
POMC neuron
Naltrexone prevents inhibition of
POMC neurons by blocking the
action of
ß
-endorphin
Both drugs approved in addictive
disorders
May curb the reward-driven aspects
of food consumption (i.e. cravings)
MC-4
POMC
a-MSH
B-endorphin
Goal:
Increase firing of POMC
neuron to reduce hunger
and increase metabolism

Contrave Phase IIb Trial Design
Study Design:
24 week multi-center (7), randomized, double-blind,
placebo-controlled dose ranging study with an additional 24 week open-
label extension for bupropion and Contrave subjects
Primary Outcome:
24 week weight loss (%) from baseline (ITT-LOCF)
Patient Population:
419 subjects with uncomplicated obesity; BMI > 30
Six Treatment Arms:
Bupropion SR 400mg  + Naltrexone IR 48mg
Bupropion SR 400mg +  Naltrexone IR 32mg*
Bupropion SR 400mg  + Naltrexone IR 16mg
Naltrexone IR 48mg +  Placebo
Bupropion SR 400mg  + Placebo
Placebo + Placebo*
* Cohort 2 added based on results of dose finding PET scan data

Mean Weight Loss at 48 Weeks
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
-7.0%
-8.0%
-9.0%
-10.0%
-11.0%
-0.8%
-1.2%
-2.7%
-5.5%
-6.6%
-5.0%

Mean Weight Loss at 48 Weeks
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
-7.0%
-8.0%
-9.0%
-10.0%
-11.0%
-1.1%
-1.7%
-4.0%
-8.0%
-8.8%
-10.7%

OREXIGEN®

Contrave Phase IIb Indicates Synergy of Combination
*Weight loss
at 24 weeks
(for comparison only)
*Weight loss
at 24 weeks
(for comparison only)
Intent-to-Treat Population
Completer Population
Placebo
(N=84)
Nal
(N=49)
Bup
(N=57)
NB48
(N=54)
NB32
(N=63)
NB16
(N=54)
Contrave
®
Placebo
(N=84)
Nal
(N=49)
Bup
(N=57)
NB48
(N=54)
NB32
(N=63)
NB16
(N=54)
Contrave
®

Mean Weight Loss at 48 Weeks

Percent of Patients Losing 5% of
Baseline Body Weight

OREXIGEN®

-0.8%
-1.2%
-2.7%
-5.5%
-6.6%
-5.0%
-8.0%
-7.0%
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
Robust Efficacy on Co-primary Endpoints in Phase IIb
Placebo
(N=84)
Nal
(N=49)
Bup
(N=57)
NB48
(N=54)
NB32
(N=63)
NB16
(N=54)
Weight loss
at 24 weeks
(for comparison only)
Weight Loss  from Baseline
(48 Weeks, ITT)
15%
10%
33%
50%
51%
39%
0%
10%
20%
30%
40%
50%
60%
Weight loss
at 24 weeks
(for comparison only)
Proportion of Patients Losing
5% of Baseline Body Weight
(48 Weeks, ITT)
Contrave
®
Placebo
(N=84)
Nal
(N=49)
Bup
(N=57)
NB48
(N=54)
NB32
(N=63)
NB16
(N=54)
Contrave
®

Contrave Phase IIb Mean Weight Loss over 48 Weeks
(Observed Case Analysis)
Bupropion SR 400mg +
Naltrexone IR 48mg
Bupropion SR 400mg +
Placebo
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
-10
-11
-12
-13
Bupropion SR 400mg +
Naltrexone IR 32mg
Bupropion SR 400mg +
Naltrexone IR 16mg
BL 4 8 12 16 20 24 28 32 36 40 44 48
Placebo Only
Naltrexone IR 48mg + Placebo
Week

Contrave Phase IIb Demonstrated Acceptable Safety
and Tolerability Profile
NO serious adverse events attributed to Contrave
Adverse events consistent with profiles of constituent drugs
Most common adverse events leading to discontinuation:  Nausea, dizziness, headache, irritability
Overall rate of discontinuation due to AEs (mid-dose):  15.9%
Discontinuation rate due to nausea: 7.9%
Appeared dose-related
Generally early, mild and transient
No clinically meaningful treatment effects on pulse, blood pressure, lab or
ECG parameters

Broad Phase III Program Designed for Regulatory and
Commercial Success
Phase III Trial Size Status
NB-301 (NB-16, NB-32, Plc) 1,739 Expect data Q3 2009
NB-302 (Behavior Modification) 793 Completed
NB-303 (NB-32/plc, Dose Escalation) 1,496 Expect data Q3 2009
NB-304 (Co-morbid Diabetes) 505 Expect data Q3 2009
Total 4,533

NB-302:  Contrave Therapy Added Significant
Benefits to Intensive Behavior Modification
Design:
Bupropion SR 360mg / naltrexone SR 32mg
(NB32) vs. placebo, with underlying behavior
modification regimen in a 3:1 randomization
across 9 U.S. sites
Behavior Modification:
Restrictive diet, 30-60 mins/day exercise,
weekly group therapy / counseling
Sample Size:
793 randomized subjects (591 NB32, 202
Placebo)
Duration:
56 weeks (4 week titration, 52 week
maintenance)
Target Population:
Body mass index (BMI) 30 and 45
kg/m²
uncomplicated obesity, and BMI of 27 and
45 kg/m²
complicated obesity (i.e. controlled
hypertension and/or dyslipidemia)
Percent Change in Body Weight from Baseline by Visit
(Observed Case)
-14.0%
-12.0%
-10.0%
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56
Study Week
Placebo
NB32

ITT (LOCF)
Completers
Placebo (N=193)
NB32 (N=482)
Placebo (N=106)
NB32 (N=301)
LSMean Percent Change from Baseline
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-5.1%
-9.3%
-7.3%
-11.5%

OREXIGEN®

NB-302: Contrave Therapy was Significantly Additive to
Intensive Behavior Modification Protocol
ITT analysis set: all randomized subjects with baseline and  at least one post-baseline measurement on study drug (Week 56 LOCF)
Completer analysis set: all randomized subjects with baseline and Week 56 measurement
p<0.001
p<0.001

% of subjects
≥
≥
≥
% of subjects
≥
≥
≥

OREXIGEN®

NB-302: Contrave Therapy Significantly Increased
Likelihood of Double-digit Weight Loss
ITT analysis set: all randomized subjects with baseline and at least one post-baseline measurement  on study drug (Week 56 LOCF)
Completer analysis set: all randomized subjects with baseline and Week 56 measurement
Placebo
Contrave
ITT-LOCF
0
20
40
60
80
100
5% 10% 15%
43
66
20
41
11
29
P<0.001
P<0.001
P<0.001
Completers
0
20
40
60
80
100
5% 10% 15%
60
80
30
55
18
40
P<0.001
P<0.001
P<0.001
Weight loss category
Weight loss category

NB-302: Contrave Therapy Drove Improvements in Secondary
Endpoints and Measures of Cardiovascular Risk
*    p-value <0.01 between NB32 and placebo for non-cardiovascular measures
Pulse increased approx 1.05 bpm for ITT; <0.1 bpm for completers
Waist circumference
Fasting triglycerides
Fasting HDL cholesterol
hs-CRP
Weight-related quality of life
Secondary endpoints Improved *
Cardiovascular measures
Systolic blood pressure
Diastolic blood pressure

NB-302: Acceptable Safety and Tolerability Profile
Discontinuation Rates Due to Adverse Events in NB-302
10 most common reasons for discontinuation due to adverse events
* p-value <0.05 between NB32 and placebo
Treatment Group
Placebo NB32
Number of Subjects 200 584
Discontinuation due to AEs
through week 24 13.0% 25.9% *
Nausea
0 4.6% *
Skin rash (hives)
0.5% 1.7%
Anxiety
1.5% 1.2%
Disturbance in attention
0 1.0%
Headache
0.5% 0.9%
Blood pressure increased
0 0.7%
Depressed mood
0.5% 0.5%
Depression
1.0% 0.3%
Dizziness
0 0.7%
Feeling abnormal
0.5% 0.5%

NB-302: Nausea and Other Tolerability AEs Appear
Manageable in the Commercial Setting
Safety analysis set: all randomized subjects who received 1 tablet of study medication and had 1 investigator contact/assessment at any time after the start of study treatment
Consistent with Phase
II results, nausea in
NB-302 tended to be
early, mild and
transient
The incidence of
nausea was
substantially lower
than Phase II, where an
IR formulation of
naltrexone was used
0
5
10
15
Mild
Moderate
Severe
4 8 12 16 20 24 28 32 36 40 44 48 52 56
Week

NB-302 Behavior Modification Trial Demonstrated
Attractive Blend of Efficacy, Safety and Tolerability
Efficacy
Demonstrated additive effect of Contrave to rigorous behavior modification regimen
Double-digit average weight loss among completers
Over half of completers lost   10% of body weight
Translates to   22 pounds, or 35% of excess body weight
Approx. 40% of completers lost   15% of body weight
Translates to   33 pounds, or 50% of excess body weight
Safety
Safety appears consistent with underlying constituents, including psychiatric profile
Nausea generally early, mild, transient; improved profile with proprietary SR formulation
Secondary endpoints
HDL, triglycerides, CRP, quality of life

Broad Phase III Program Designed for Regulatory and
Commercial Success
Phase III Trial Size Status
NB-301 (NB-16, NB-32, Plc) 1,739 Expect data Q3 2009
NB-302 (Behavior Modification) 793 Completed
NB-303 (NB-32/plc, Dose Escalation) 1,496 Expect data Q3 2009
NB-304 (Co-morbid Diabetes) 505 Expect data Q3 2009
Total 4,533

Empatic ™ (bupropion SR / zonisamide SR) Additional opportunity in obesity with a late-stage clinical asset

Rationale for ZB-201: Combination of bupropion SR and zonisamide SR to harness the powerful AgRP effects of zonisamide in this more aggressive combination
Objective: Identify optimal dose ratio using novel SR zonisamide formulation in a double-blind, placebo-controlled, randomized study
Primary treatment interval: 24 weeks; second 24 weeks blinded continuation therapy or for non-responders (<5% body wt. loss) at 24 weeks; open label option @ ZB
360/360
Target Population: 623 obese subjects; 15 sites
Nonsmokers; BMIs >30; no major medical complications
Treatments:
Zonisamide SR
mg/day
Bupropion SR
mg/day
Group 1 120 280
Group 2 120 360
Group 3 240 280
Group 4 240 360
Group 5 360 280
Group 6 360 360
Group 7 Placebo Placebo
Empatic Phase IIb Trial Designed to Optimize
Combination Doses

Empatic Weight Loss through 24 Weeks
(Observed Case Analysis)
-11%
-10%
-9%
-8%
-7%
-6%
-5%
-4%
-3%
-2%
-1%
0%
4 8 12 16 20 24
Study Week
Placebo
Z120/B280
Z120/B360
Z240/B280
Z240/B360
Z360/B280
Z360/B360

Discontinuation Rates Due to AE in Phase IIb were not
Significantly Different from Placebo
                                                                           Treatment Group
Plc Z120/
B280
Z120/
B360
Z240/
B280
Z240/
B360
Z360/
B280
Z360/
B360
Number Of Subjects 88 87 87 90 87 83 89
Discontinuations @ 24 weeks due to AE 9.1% 10.3% 9.2% 10.0% 20.7% 16.9% 16.9%
Anxiety 1.1% 0% 1.1% 1.1% 2.3% 0% 3.4%
Dizziness 1.1% 0% 0% 0% 2.3% 2.4% 0%
Headache 0% 2.3% 0% 1.1% 4.6% 1.2% 2.2%
Insomnia 0% 1.1% 1.1% 1.1% 2.3% 2.4% 3.4%
Irritability 0% 0% 0% 0% 3.4% 1.2% 0%
Nausea 2.3% 3.4% 1.1% 0% 3.4% 2.4% 4.5%

Exciting Empatic Phase IIb Results Drove Continued
Development
Rationale for ZB-202:
Assess two different dosages of Empatic based on results of prior Phase IIb clinical trial
Objective:
Demonstrate superiority over individual constituents
Sample Size:
729 randomized subjects; 20 sites
Duration:
28 weeks (4 week titration, 24 week maintenance)
Target Population:
Body mass index (BMI) 30 and 45 kg/m2 uncomplicated obesity, and BMI of 27 and 45 kg/m2 complicated obesity (i.e. controlled hypertension and/or dyslipidemia)
Six Treatment Arms:
Zonisamide SR 120mg + Bupropion SR 360mg
Zonisamide SR 360mg + Bupropion SR 360mg
Zonisamide SR 120 mg
Zonisamide SR 360 mg
Bupropion SR 360mg
Placebo

Commercial Considerations

Pharmacotherapy Needed to ‘Bridge the Gap’ Between Lifestyle Intervention and Surgery

The NEW ENGLAND JOURNAL of MEDICINE

EDITORIALS

The Missing Link — Lose Weight, Live Longer

George A. Bray, M.D.

818

N ENGL J MED 357;8 WWW.NEJM.ORG AUGUST 23, 2007

OREXIGEN®

Obesity: Why Reimburse? “Thus, the question as to whether intentional weight loss improves life span has been answered, and the answer appears to be a resounding yes.”

“State of the art" approach to commercial coverage
Identify key payors
Stratify and target by plan size, influence over pharmacy utilization, current policy and role of medical management in developing disease state-focused programs
Organize the evidence
Collect supporting clinical evidence (beyond pivotal trials)
Array health economic (cost-effectiveness) data
Present all supporting clinical and economic evidence (inclusive of “off-label”
data) in AMCP-format product dossier
Leverage the data
Develop “best practices” medical policy
Collaborate with payors to “pilot” ROI studies
Optimize positioning in national practice guidelines
Share coverage policy success to accelerate adoption
Roadmap to Reimbursement

Identifying Target-rich Physician Segments is
Key to Successful Commercialization
Number of Prescribers
Unique Insights in Each Segment Drive Commercial Strategy
Bariatric
Surg
Endos
OB/Gyns
Cards
Psychs
Aesthetic
Derms
Broad PCP
Audience

Uncontrollable cravings
Eat when not hungry
Eat to cheer up
Difficulty stopping
Describes me not at all
Describes me very well

% of patients who are clinically depressed
60%
50%
40%
30%
20%
10%
0%
22%
17%
38%
30%
52%
46%
PCPs
Endos
PCPs
Endos
PCPs
Endos

OREXIGEN®

Source:  Orexigen Quantitative Market Research, November 2007
Contrave Offers Unique Benefits for Obese Patients
Opportunity for Market Expansion
BMI 25-29 BMI 30-39 BMI 40+
49%
40%
27%
25%
Eating Behavior
History of Depression

Capitalized through NDA Submission with Right-size
Organization and Burn Rate
Cash and equivalents $64.7 million
Long-term debt $15.1 million
Shares outstanding 34.7 million
Options outstanding 4.0 million

Orexigen : Poised for Transformation from Phase III
to a Commercial Biotech
Results from all Contrave Phase III trials available Q3 2009
Results for Empatic Phase IIb available in 2H 2009
Worldwide rights to all products still intact
Capitalized through NDA submission with right-size organization and burn rate
Developing commercial strategy to own target-rich segments
Seeking partnership for primary care and ex-US markets
Near-term NDA filing for Contrave (plan 1H 2010)